UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: April 14, 2005

Commissions file No. 33-24483NY


                        Global Environmental Energy Corp.
                ------------------------------------------------
             (Exact name of registrant as specified by its charter)


       Bahamas                       33-24483-NY                  n/a
- ------------------------    ------------------------   -----------------------
(State or other jurisdic-     (Commission File  Number)  (IRS Employer
tion of incorporation)                                    Identification Number)

                                Magna Carta Court
                                Parliament Street
                                  PO Box N-918
                                 Nassau, Bahamas
                ------------------------------------------------
                                Business Address


           4640 South Carrollton Ave Suite 2A-6 New Orleans, La 70199
                ------------------------------------------------
                           Principal Place of Business


                                 1-877-723-6315
                ------------------------------------------------
                          Registrant's Telephone Number



- -----------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 8. OTHER EVENTS

Item 8.01  Other Events

     On march 24, 2005 a Memorandum of Understanding between Party A: Biosphere Development Corporation, Party B: Shenzhen Rayes Group. Co. Ltd., and Party C:
Yankuang Group Co. Ltd. (Shenzhen Branch) was signed to create a joint venture company to market, manufacure and sell Biosphere Systems in China.


SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits.

Exhibit Number   Description
-------------- ----------------------------------------------------
10.1(a) *      Memorandum  of  understanding   between   Biosphere   Development
               Corporation,  Shenzhen  Rayes Group,  Co. Ltd. And Yankuang Group
               Co. Ltd. (Shenzhen Branch). Dated March 24, 2005
-------------------
*  Filed herewith




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                        Global Environmental Energy Corp
                     --------------------------------------
                                   Registrant


By:/s/ Dr. CA McCormack
---------------------------
Dr CA McCormack,
B.Sc., Ph.D., N.I.H.C., M.PS., M.ARVO., F.F., Ful.S.,
President & Chief Executive Officer,
Global Environmental Energy Corp.
For and on behalf of Global Environmental Energy Corp.


April 13, 2005